Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports First Quarter 2019 in-line with Outlook, Closes on Sale of Europe and Affirms 2020 Outlook

LIVONIA, Mich., May 2, 2019 – Tower International, Inc. [NYSE: TOWR], a leading manufacturer of engineered automotive structural metal components and assemblies, today announced First Quarter 2019 results and updated its business outlook.

During the First Quarter 2019, Tower completed the sale of its European operations. In December 2018, Tower entered into an agreement to sell all of its European operations to Financière SNOP Dunois S.A. (“FSD”), a privately owned French auto supplier. The sale price represents an Enterprise Value of € 255 million, or an EV / Adjusted EBITDA multiple of 5.4x 2018 full year earnings. The transaction closed March 1, 2019. Tower received $250 million in net proceeds after fees and settlement of fixed rate Term Loan swaps. Upon completion of the divestiture, a payment of $50 million was made on the Term Loan, reducing the balance to $253 million.

•	Revenue for the First Quarter was $379 million compared with $407 million in 2018, and previous Outlook of $375 million. The year over year revenue decrease reflects primarily lower sales resulting from launch cadence and program changeover, offset partially by higher revenue from new platforms.

•	Income from continuing operations for the First Quarter 2019 was $7.7 million compared with $16.5 million in 2018. Including discontinued operations, GAAP net income was negative $5.1 million for the first quarter or $(0.24) per share, compared with net income of $17.3 million or $0.83 per diluted share last year. As detailed below, this year’s results included certain items which adversely impacted net income by $9.8 million. Excluding these items and comparable items in 2018, earnings per diluted share for the First Quarter 2019 was $0.23 compared with $0.82 a year ago and previous Outlook of $0.18 per share.

•	Adjusted EBITDA for the First Quarter 2019 was $30.4 million compared with $43.0 million a year ago and previous Outlook of $30 million.

“Tower delivered First Quarter 2019 results in-line with our Outlook. The sale of Tower Europe further strengthens our balance sheet and positions Tower to capitalize on the healthy and growing light truck and SUV market in North America. We continue to balance our capital allocation, by investing in profitable growth, reducing debt and returning capital to shareholders,” said CEO Jim Gouin. “Near-term results will continue to be impacted by significant launch activity. However, with the completion of these launches, projected second half 2019 performance will result in higher run rate revenue, EBITDA and Free Cash Flow leading the way to a step function improvement in financial results for Full Year 2020.”

•	Full Year 2019 Outlook includes:
o	Revenue of $1.575 billion to $1.6 billion;
o	Adjusted EBITDA of $165 million to $170 million;
o	Adjusted EPS of $2.10 to $2.30 per diluted share which is adversely impacted by the adoption of ASC 842 and a higher tax rate; and
o	Positive Full Year Free Cash Flow, with strong Free Cash Flow in the second half of the year more than offsetting the expected cash outflow in the first half of the year.

•	With the completion of significant launch activity in 2019, financial results are expected to improve substantially. Full Year 2020 Outlook includes:
o	Revenue of $1.69 billion to $1.74 billion;
o	Adjusted EBITDA of $200 million to $210 million;
o	Adjusted EBITDA margin of approximately 12 percent; and
o	Free Cash Flow of more than $60 million.

Tower to Host Conference Call Today at 1:00 p.m. EDT

Tower will discuss its First Quarter 2019 results and other related matters in a conference call at 1:00 p.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. # 1508207. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted EBITDA margin”, “adjusted earnings per share”, and “free cash flow”. We define adjusted EBITDA as net income/(loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. We define adjusted EBITDA margin as adjusted EBITDA as a percentage of revenues. Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this press release. Free cash flow is defined as cash provided by continuing operating activities less cash disbursed for purchases of property, plant and equipment. We use adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance and in certain instances in measuring performance for compensation purposes. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding fair value adjustments to our pension plan, potential restructuring expenses, adjustments related to our long-term incentive compensation programs in any future period, and earnings that occur within the separate tax jurisdictions in which we have operations, a quantitative reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding prospective program launches, business growth, and the Company’s projected earnings, free cash flow, revenues, Adjusted EBITDA and Adjusted EBITDA margin. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	our ability to take advantage of emerging secular trends;
•	risks related to changes in U.S. trade policies;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	risks associated with business divestitures; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended March 31,
	2019	2018

Revenues	$378,738	$407,233
Cost of sales	341,971	359,049
Gross profit	36,767	48,184
Selling, general, and administrative expenses	25,186	23,345
Amortization expense	109	112
Restructuring and asset impairment charges, net	123	1,243
Operating income	11,349	23,484
Interest expense	5,640	4,676
Interest income	609	325
Net periodic benefit income	31	558
Other income	4,540	-
Income before provision for income taxes and income / (loss) from discontinued operations	10,889	19,691
Provision for income taxes	3,217	3,236
Income from continuing operations	7,672	16,455
Income / (loss) from discontinued operations, net of tax	(12,740)	845
Net income / (loss)	$(5,068)	$17,300

Weighted average basic shares outstanding	20,632,128	20,556,613
Weighted average diluted shares outstanding	21,063,287	20,951,973

Basic income / (loss) per share:
Income per share from continuing operations	$0.37	$0.80
Income / (loss) per share from discontinued operations	(0.62)	0.04
Income / (loss) per share	(0.25)	0.84

Diluted income / (loss) per share:
Income per share from continuing operations	$0.36	$0.79
Income / (loss) per share from discontinued operations	(0.60)	0.04
Income / (loss) per share	(0.24)	0.83

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands - unaudited)

	March 31,	December 31,
	2019	2018

ASSETS
Cash and cash equivalents	$197,947	$68,066
Accounts receivable, net of allowance of $846 and $823	154,094	113,128
Inventories	64,005	69,434
Assets held for sale	-	431,613
Prepaid tooling, notes receivable, and other	32,424	27,552
Total current assets	448,470	709,793

Property, plant, and equipment, net	537,763	347,803
Operating lease right-of-use assets	106,414	-
Goodwill	7,560	7,453
Deferred tax asset	86,769	82,832
Other assets, net	22,775	22,511
Total assets	$1,209,751	$1,170,392

LIABILITIES AND EQUITY
Short-term debt and current maturities of finance lease liabilities	$26,274	$4,148
Short-term operating lease liabilities	13,256	-
Accounts payable	187,603	188,760
Accrued liabilities	94,733	84,306
Liabilities held for sale	-	167,882
Total current liabilities	321,866	445,096

Long-term debt, net of current maturities	242,870	294,457
Finance lease liabilities, net of current maturities	140,496	-
Operating lease liabilities, net of current maturities	96,185	-
Pension liability	44,381	45,762
Other non-current liabilities	51,459	84,163
Total non-current liabilities	575,391	424,382
Total liabilities	897,257	869,478

Stockholders' equity:
Common stock	225	224
Additional paid in capital	349,272	347,816
Treasury stock	(37,743)	(36,882)
Retained earnings	61,060	64,676
Accumulated other comprehensive loss	(60,320)	(74,920)
Total stockholders' equity	312,494	300,914

Total liabilities and stockholders' equity	$1,209,751	$1,170,392

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Three Months Ended March 31,
	2019	2018

OPERATING ACTIVITIES:
Net income / (loss)	$(5,068)	$17,300
Less: Income / (loss) from discontinued operations, net of tax	(12,740)	845
Income from continuing operations	7,672	16,455

Adjustments required to reconcile income from continuing operations to net cash used in continuing operating activities:
Deferred income tax provision	2,272	2,080
Depreciation and amortization	15,425	14,511
Non-cash share-based compensation	986	703
Pension income, net of contributions	(1,381)	(2,237)
Change in working capital and other operating items	(40,574)	(61,934)
Net cash used in continuing operating activities	$(15,600)	$(30,422)

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(39,642)	$(12,075)
Proceeds from disposition of European operations, net	277,406	-
Net cash provided by / (used in) continuing investing activities	$237,764	$(12,075)

FINANCING ACTIVITIES:
Proceeds from borrowings	$44,500	$1,339
Repayments of borrowings	(48,658)	(1,138)
Repayment on Term Loan Credit Facility	(50,000)	-
Debt financing costs	(2,276)	-
Payments for termination of hedging instruments	(28,582)	-
Dividend payment to Tower shareholders	(2,680)	(2,465)
Proceeds from stock options exercised	160	112
Purchase of treasury stock	(861)	(474)
Net cash used in continuing financing activities	$(88,397)	$(2,626)

Discontinued operations:
Net cash from discontinued operating activities	$7,142	$29,615
Net cash used in discontinued investing activities	(9,086)	(18,079)
Net cash used in discontinued financing activities	(1,787)	(12,613)
Net cash used in discontinued operations	$(3,731)	$(1,077)

Effect of exchange rate changes on continuing cash and cash equivalents	$(155)	$1,856

NET CHANGE IN CASH AND CASH EQUIVALENTS	$129,881	$(44,344)

CASH AND CASH EQUIVALENTS:
Beginning of period	$68,066	$96,313

End of period	$197,947	$51,969

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Adjusted EBITDA Reconciliation	Three Months Ended March 31,
	2019	2018
Net income / (loss)	$(5,068)	$17,300
Restructuring and asset impairment charges, net	123	1,243
Depreciation and amortization	15,425	14,511
Acquisition costs and other	28	69
Long-term compensation expense	3,436	1,287
Lease expense	-	2,450
Interest expense, net	5,031	4,351
Net periodic benefit income	(31)	(558)
Other income	(4,540)	-
Provision for income taxes	3,217	3,236
(Income) / loss from discontinued operations, net of tax	12,740	(845)
Adjusted EBITDA	$30,361	$43,044

Free Cash Flow Reconciliation	Three Months Ended March 31,
	2019	2018
Net cash from continuing operating activities	$(15,600)	$(30,422)
Cash disbursed for purchases of PP&E	(39,642)	(12,075)
Free cash flow	$(55,242)	$(42,497)

Net Debt Reconciliation	March 31,	December 31,
	2019	2018
Short-term debt and current maturities of finance lease liabilities	$26,274	$4,148
Long-term debt, net of current maturities	249,776	300,417
Finance lease liabilities, net of current maturities	140,496	-
Debt issue costs	(6,906)	(5,960)
Total debt	409,640	298,605
Less: Cash and cash equivalents	(197,947)	(68,066)
Net debt	$211,693	$230,539

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Three Months Ended		Three Months Ended
	March 31,		March 31,
	2019	2018	2019	2018

Income / (expense) items included in net income / (loss), net of tax:
Restructuring and asset impairment charges, net
One-time restructuring actions	$-	$(623)	$-	$(794)
Other income
K-K	3,458	-	5,240	-
Swap termination fee	(532)	-	(700)	-
Discontinued operations
Income / (loss) from discontinued operations	(5,845)	845	(5,845)	845
Loss from sale of discontinued operation	(6,895)	-	(6,895)	-
Total items included in net income / (loss), net of tax	$(9,814)	$222

Net income / (loss)	$(5,068)	$17,300

Memo: Average shares outstanding (in thousands)
Basic	20,632	20,557
Diluted	21,063	20,952

Income / (loss) per common share (GAAP)
Basic	$(0.25)	$0.84
Diluted	(0.24)	0.83

Diluted adjusted earnings per share (non-GAAP)	$0.23	$0.82